UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12915 Old Virginia Road Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2026, Dragonfly Energy Holdings Corp. (the “Company”) issued a press release containing certain preliminary financial results for the fourth quarter and full year ended December 31, 2025. Following the publication of the press release, the Company will host an earnings call at 4:30 p.m. (Eastern Time) on March 16, 2025, via a webcast. During the webcast, the Company’s financial results for the third quarter ended September 30, 2025 will be discussed. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Base Salary Reductions and Equity Awards to Named Executive Officers

On March 15, 2026, members of the Company’s executive leadership team, including Denis Phares, Chief Executive Officer, Interim Chief Financial Officer and President, Wade Seaburg, Chief Commercial Officer, and Tyler Bourns, Chief Marketing Officer (collectively, the “Named Executive Officers”), each agreed to reduce their salary by approximately 20% for the remainder of fiscal 2026, effective April 1, 2026. As a result of these reductions, the salaries for the following executive officers for fiscal 2026 shall be: (i) $497,600 for Dr. Phares; (ii) $221,000 for Mr. Seaburg, and (iii) $264,000 for Mr. Bourns. In addition, the Company’s Chief Operating Officer agreed to reduce his salary by approximately 20% to $280,000 for the remainder of fiscal 2026, effective April 1, 2026.

In lieu of cash compensation, the Named Executive Officers were granted option awards under the Company’s 2022 Equity Incentive Plan (the “Plan”) as follows: (i) Dr. Phares received options to purchase 38,269 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) Mr. Seaburg received options to purchase 36,607 shares of Common Stock, and (iii) Mr. Bourns received options to purchase 20,303 shares of Common Stock, in each case at an exercise price of $2.99 per share. In addition, in lieu of cash compensation, the Chief Operating Officer received options to purchase 21,534 shares of Common Stock at an exercise price of $2.99 per share under the Plan. The options vest in three equal annual installments, with one-third of the options vesting on April 1, 2026, one-third vesting on April 1, 2027, and the remaining one-third vesting on April 1, 2028, in each case subject to such Named Executive Officer’s continued service through the applicable vesting date and the terms of the Plan.

2026 Director Compensation and Equity Awards

Each of the non-employee members of the Company’s Board of Directors (the “Board”) has also agreed to reduce their cash compensation by approximately 20% for the remainder of fiscal 2026, effective April 1, 2026. In lieu of such cash compensation, each of such directors was granted 13,364 RSUs in the aggregate under the Plan. The RSUs have the same vesting terms as the options, in each case subject to continued service on the Board.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operation and Financial Condition” above.

The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

Employee Cost Reductions and Equity Awards

The Company has also implemented a 20% reduction in total payroll expense through a combination of targeted workforce reductions and salary adjustments. In lieu of cash compensation, the other employees received restricted stock units for an aggregate of up to 700,000 shares of Common Stock under the Plan. The RSUs have the same vesting terms as the options.

In addition, the Company reduced discretionary spending, including a reduction in DTC-focused marketing expenses, to shift resources towards growing commercial revenues. The Company is also consolidating its rental space, which is expected to result in a $4.0 million reduction in expenses.

As a result of the reduced management salaries, the reduced director fees, workforce reductions, the other reduced salaries and discretionary spending, the Company expects these initiatives to generate approximately $8.9 million in annualized savings.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the Company’s guidance for the first quarter of 2026, preliminary results of operations and financial position for fourth quarter and fiscal year 2025, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends, as well as other risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2024. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Dragonfly Energy Holdings Corp., dated March 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: March 16, 2026	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President